                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 29, 1998 relating to the June 30, 1998 ACE*COMM Corporation financial statements, which appears in ACE*COMM Corporation's Annual Report on Form 10-K for the year ended June 30, 2000.


/s/ PricewaterhouseCoopers LLP

McLean, VA
May 18, 2001



                                      -10-